Exhibit 99.1

INDEX TO FINANCIAL STATEMENTS

FutureLand Properties, LLC.  Audited Financial Statements

Financial Statements:

Balance Sheets – As of March 31, 2015	F-3

Statements of Operations -
For the Period from October 6, 2014 ( inception) through March 31, 2015	F-4

Statement of Member' s Deficit -
For the Period from October 6, 2014 ( inception) through March 31, 2015	F-5

Statements of Cash Flows –
For the Period from October 6, 2014 ( inception) through March 31, 2015	F-6

Notes to Financial Statements	F-7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
FutureLand Properties LLC
Walsenburg, Colorado

We have audited the accompanying balance sheet of FutureLand Properties LLC, (the "Company") as of March 31, 2015, statements of operations, changes in partnerships' deficit and cash flows for the period from October 6, 2014 (Inception) through March 31, 2015. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Futureland Properties LLC as of March 31, 2015, and the results of its operations and its cash flows for the period from October 6, 2014 (Inception) through March 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern, which contemplates continuity of business, realization of assets, and liquidation of liabilities in the ordinary course of business. As discussed in Note 1 to the financial statements, the Company is newly formed and has limited operations. These matters raise substantial doubt about the Company's ability to continue as a going concern. Management's plans regarding those matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Malone Bailey, LLP

www.malonebailey.com
Houston, Texas

November 3, 2015

FUTURELAND PROPERTIES LLC

BALANCE SHEETS

March 31,
2015

Assets

Current Assets:
Real Property-Hurfano County Colorado	$60,251
Construction in Progress	4,543

Total Current Assets	64,794

Total Assets	$64,794

Liabilities and Member's Deficit

Current Liabilities:
Accounts payable	$4,793
Notes Payable - Related Party	61,264

Total Current Liabilities	66,057

Member's Deficit	(1,263)

Total Liabilities and Member's Deficit	$64,794

See accompanying notes to financial statements

FUTURELAND PROPERTIES LLC
STATEMENTS OF CHANGES IN MEMBER'S EQUITY
FROM INCEPTION TO MARCH 31, 2015

Total
Member's Deficit
Balance at October 6, 2014 (inception)	$-

Net loss	1,263

Balance at March 31, 2015	$1,263

See accompanying notes to financial statements

FUTURELAND PROPERTIES LLC

STATEMENTS OF OPERATIONS

For the Period from October 6, 2014 (Inception) through March 31,
2015

Operating Expenses:
Professional fees	$1,251
Property Taxes	12

Total Operating Expenses	1,263

Loss from Operations	(1,263)

Income Tax Expense	-

Net Loss	$(1,263)

See accompanying notes to financial statements

 FUTURELAND PROPERTIES LLC

STATEMENTS OF CASH FLOWS

For the Period from October 6, 2014 (Inception) through March 31,
2015

CASH FLOWS FORM OPERATING ACTIVITIES:
Net loss	$(1,263)
Changes in operating assets and liabilities:
Accounts payable	4,793
Net cash provided by operating activities	3,530

CASH FLOWS FORM INVESTING ACTIVITIES::
Construction in Progress	(4,543)
Net cash used in investing activities	(4,543)

CASH FLOWS FORM FINANCING ACTIVITIES::
Proceeds from related party	1,013
Net cash used in financing activities	1,013

NET INCREASE (DECREASE) IN CASH	-
CASH AT THE BEGINNING OF THE PERIOD	-
CASH AT THE END OF THE PERIOD	$-
SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid for interest	$-
Cash paid for income taxes	$-

NON-CASH INVESTING AND FINANCING TRANSACTIONS
Loan from related party to acquire land	$60,251

See accompanying notes to financial statements

FUTURELAND PROPERTIES LLC
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM OCTOBER 6, 2014 (INCEPTION) THROUGH MARCH 31, 2015

NOTE 1: NATURE OF OPERATIONS, BASIS OF PRESENTATION AND GOING CONCERN

Nature of Operations

FutureLand Properties LLC (the "Company") is a Colorado Limited Liability Corporation, organized under the law of Colorado. The Company is an Agricultural land lease company catering to the industrial hemp, legal medical marijuana and recreational cannabis market. The Company was started to capitalize upon the distinct separation of the cultivation grows from the dispensaries, specifically with respect to Colorado.

Basis for Presentation

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP").

Going Concern

These financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates, among other things, the realization of assets and the satisfaction of liabilities in the normal course of business.

The company was recently formed and has not established sufficient operations or revenues to sustain the company. These matters raise substantial doubt about the Company's ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company's ability to further implement its business plan, raise additional capital, and generate revenues. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant assumptions and estimates relate to the valuation of equity issued for services, valuation of equity associated with convertible debt, the valuation of derivative liabilities, and the valuation of deferred tax assets. Actual results could differ from these estimates.

FUTURELAND PROPERTIES LLC
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM OCTOBER 6, 2014 (INCEPTION) THROUGH MARCH 31, 2015

Fair Value Measurements and Fair Value of Financial Instruments

The Company adopted ASC Topic 820, Fair Value Measurements. ASC Topic 820 clarifies the definition of fair value, prescribes methods for measuring fair value, and establishes a fair value hierarchy to classify the inputs used in measuring fair value as follows:

Level 1: Inputs are unadjusted quoted prices in active markets for identical assets or liabilities available at the measurement date.

Level 2: Inputs are unadjusted quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, inputs other then quoted prices that are observable, and inputs derived from or corroborated by observable market data.

Level 3: Inputs are unobservable inputs which reflect the reporting entity's own assumptions on what assumptions the market participants would use in pricing the asset or liability based on the best available information.

The estimated fair value of certain financial instruments, including all current liabilities are carried at historical cost basis, which approximates their fair values because of the short-term nature of these instruments.

Cash and Cash Equivalents

Cash and cash equivalents include highly liquid investments with maturities of three months or less at the time of purchase. There was no cash account at the Company and all cash payments were made by FutureWorld, Corp., the sole owner, on behalf of the Company.

Income Taxes

The Company has adopted FASB ASC 740-10, Accounting for Income Taxes, which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed annually from differences between the financial statement and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

Recently Accounting Pronouncements

The Company does not expect the adoption of any recently issued accounting pronouncements to have a material impact on their financial position or results of operations or cash flows.

NOTE 3 – NOTES PAYABLE RELATED PARTY

As of March 31, 2015, the Company borrowed $61,264 from one related party. Among of the borrowings, $60,251 was used for land acquisition and $1,013 was used to pay for professional fees. This note is unsecured, non-interest bearing, and due on demand.

FUTURELAND PROPERTIES LLC
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM OCTOBER 6, 2014 (INCEPTION) THROUGH MARCH 31, 2015

NOTE 4: SUBSEQUENT EVENTS

Management has reviewed the events subsequent to March 31, 2015 and determined that the following information required disclosure:

On March 10, 2015, an Exchange Agreement was entered (the "Agreement"), by and among certain shareholders and debt holders, representing the majority of the outstanding shares of Aegea Inc. ("the AEGA Holders"), and FutureWorld, Corp. (hereafter referred to as "FWDG"), who wholly owned the Company. The Agreement called for transfer of all rights and assets of the Company owned by FWDG into Aegea Inc.

Aegea, Inc. changed its name to Futureland, Corp (hereafter referred to as "FLC") in May 2015. Additionally, on June 1, 2015, FWDG, as sole member of the Company resolved that effective with the Agreement dated March 10, 2015, FWDG sold all rights, title and ownership of the Company to the FLC including all member units, assets, intellectual property, contracts, leases, and real property which includes 200 acres in La Vita, Colorado. $61,264 notes held by FWDG on the Company were also transferred as a liability to FLC.

In connection with the Agreement, FLC issued an aggregate of 27,845,280 shares of its common stock to FWDG and or its assignee. FWDG and the AEGA Holders entered into the purchase and exchange agreement where the AEGA Holders agreed to deliver to FWDG their shareholdings in FLC in exchange for certain actions, including AEGEA Holders resignation as directors and officers of FLC and the simultaneous appointment of two directors as designated by the Company. All such shares by the AEGA Holders were delivered and cancelled as well as the new issuance of shares was completed under the Agreement.

The Agreement signed on March 10, 2015, effectively became fully effective and closed on June 9, 2015. All matters of transactions occurred as contemplated by the agreement.